Lehman Brothers Financial Services Conference New York City September 10, 2007 Thomas M. Joyce Chairman and CEO Knight Capital Group, Inc. * * * Exhibit 99.1

Knight™
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Safe Harbor
Certain statements contained in this presentation, including without limitation, those containing the words “believes,” “intends,” “expects,”
“anticipates” and words of similar import, may constitute forward-looking statements as defined in the Private Securities Litigation Reform
Act of 1995. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.
Accordingly, viewers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-
looking statements. Given these uncertainties, viewers are cautioned not to place undue reliance on such forward-looking statements.
Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Viewers should carefully review the risks and uncertainties detailed in the Company's Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the Securities and Exchange Commission, including, without limitation, under such headings as “Risk Factors” and
“Certain Factors Affecting Results of Operations” in the Company's Annual Report on Form 10-K for the year-ended December 31, 2006 and in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2007 and in other reports or documents the
Company files from time to time with the Securities and Exchange Commission. Other risk factors include those associated with the determination made by the Company, at its sole discretion, that if a Deephaven fund with a six-month performance period incurs losses in the performance period ending December 31, 2007, Deephaven will return all or a portion of the incentive allocation fees collected from investors in that fund for the six-month performance period ended June 30, 2007, and the potential adverse impact on the Company's results of operations.
This presentation should also be analyzed in conjunction with the Company’s Consolidated Financial Statements and the Notes thereto contained in the Company’s Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the
Securities and Exchange Commission.
Regulation G
In an effort to provide investors with additional information regarding the Company's results as determined by generally accepted accounting principles (GAAP), the Company also discloses certain non-GAAP information which management believes provides useful information to investors. Within this presentation, the Company has disclosed its pre-tax operating income (loss) amounts for certain reporting periods before certain non-cash expenses, charges, writedowns, lease loss accruals and discontinued operations to assist the viewer in understanding the impact of these certain non-cash expenses, charges, writedowns, lease loss accruals and discontinued
operations on the Company's financial results, which management believes will facilitate more useful period-to-period comparisons of the
Company's businesses.
Safe Harbor and Regulation G

Knight Capital Group, Inc. (KCG)
At Knight, trading is not a commodity. It is a science.
• KCG is a leading financial services firm that provides access to the capital markets across multiple asset classes for buy-side, sell-side and corporate clients, and asset management for institutions and private clients.
– Our Global Markets segment offers superior execution quality through natural liquidity, capital facilitation and trading technology, with comprehensive products and services that support the capital formation process.
– Our Asset Management segment, Deephaven Capital Management, is a global multi-strategy alternative investment manager focused on delivering attractive risk-adjusted returns with low correlation to the broader markets.
– Our Corporate segment covers strategic investments in complementary ventures, returns on investments in the Deephaven funds and corporate overhead expenses.

3 KCG: Revenues By Segment 0 100 200 300 400 500 600 700 800 900 1,000 2002 2003 2004 2005 2006 YTD 6/30/07 Global Markets Asset Management Corporate

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Pre-Tax Operating Earnings
(in $ millions)
Pre-Tax Operating Margins

KCG: Pre-Tax Operating Earnings & Margins
-50
0
50
100
150
200
250
300
2002 2003 2004 2005 2006 YTD 6/30/07
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Pre-tax Operating Earnings Pre-tax Operating Margins

• Market-making or trading in nearly every U.S. equity
– Greater share volume than any U.S. exchange
– Additional asset classes including international equities, foreign exchange, futures, options and fixed income
• Customized connectivity for more than 2,000 market participants covering the sell-side and buy-side
– Broker-dealers, institutions and issuers
• Suite of complementary products and services to support the capital formation process
– Client solutions include commission management, private placement, capital placement and portfolio financing
• Superior client service
– One of the largest client service desks serving broker-dealers
– One of the top voice businesses on Wall Street with 80+ sales traders serving institutional clients
Global Markets Segment: Overview

Knight
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► THE STANDARD OF TRUST

CLIENT
ELECTRONIC & VOICE
ELECTRONIC & VOICE
OMS/EMS
OMS/EMS
BUY-SIDE & SELL-SIDE FIRMS
EQUITIES
FIXED INCOME
FOREIGN EXCHANGE
FUTURES
OPTIONS
KNIGHT LIQUIDITY
MATCH WITH CLIENT FLOWS
ENHANCED EXECUTION
INSTITUTIONAL ORDERS
MARKET MAKERS
BROKER-DEALER (RETAIL ORDERS)
AUTOMATED SYSTEMS
KNIGHT GATEWAY
SMART ROUTING FOR OUTBOUND ORDER FLOW
EXCHANGES
DEALERS
ECNs
ATSs
ADF

6 Global Markets Segment: Our Virtual Exchange

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Global Markets Segment: Growth in Avg Daily Volume
0
1
2
3
4
5
6
7
8
9
10
2002 2003 2004 2005 2006 YTD 6/30/07
Average Daily Volume Statistics
Trades (millions) Shares (millions) U.S. Equity Dollar Value (in $ billions)

8 Global Markets Segment: Exchange-Like Footprint 0 1 2 3 4 5 6 2002 2003 2004 2005 2006 YTD 6/30/07 Average Daily Shares Traded (in billions) vs. NYSE, NASDAQ Knight NYSE NASDAQ Source: SIFMA

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Basis Points

Global Markets Segment: Revenue Capture Vs. Operating Margins
1.5
1.7
1.9
2.1
2.3
2.5
2.7
2.9
2002 2003 2004 2005 2006 YTD 6/30/07
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Revenue Capture (bps) Pre-Tax Operating Margins

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Global Markets Segment: Electronic Products Revenue
Contribution
2.8%
6.8%
11.5%
18.7%
28.8%
41.5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
2002 2003 2004 2005 2006 YTD 6/30/07
Electronic Revenues as a % of Global Markets Revenues

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

• Alternative investment manager serving qualified institutions and private clients
• A total of six multi- and single-strategy funds
– Blended returns competitive with the market neutral average
– The Deephaven Global Multi-Strategy Fund was founded in 1994 and has a long track record of solid performance
• AUM of $4.0 billion as of June 30, 2007, up from $1.2 billion as of
December 31, 2002
• Experienced management team
• No direct exposure to the sub-prime market
Asset Management Segment: Deephaven Capital Management

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

AUM (in $ millions)

Asset Management Segment: Deephaven Growth & Expansion
3,067.4
1,476.6
1,598.0
1,693.3
333.3
1,025.3
2,103.8
1,556.1
542.0
367.1
210.5
739.9
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Global Multi-Strategy Fund Event Fund Standalone Strategy Funds
2004
2005 2006 6/30/07
Diversified Offering:
Global Multi-Strategy
Global Event-Driven
European Credit-Driven
European Event-Driven
Global Value Partners
International Volatility
Blended Returns:
• 2004: 6.5%
• 2005: 7.2%
• 2006: 22.8%
• 2007: 4.9% (as of
6/30/07)

• Knight filed a Form 8-K on August 27
th
, specifying that if a Deephaven
fund with a six-month performance period incurs losses in the performance period ending December 31, 2007, Deephaven will return all or a portion of the incentive allocation fees collected from investors in that fund for the six-month performance period ended June 30, 2007.
• On August 28
th
, Knight issued a media statement in response to
significant inaccuracies contained in press reports on the performance of Deephaven funds.
– To clarify, Deephaven recently notified its investors in the funds below of the following preliminary unaudited fund return estimates as of close of business on
Friday, August 24, 2007:
• Deephaven's flagship Global Multi-Strategy Fund LLC and Global Multi-Strategy Fund Ltd.
were down an estimated 2.24% and 2.23%, respectively, for August month-to-date.
• Deephaven's Event Fund LLC and Event Fund Ltd. were down an estimated 4.16% and
4.18%, respectively, for August month-to-date.
– Additionally, Deephaven recently notified its investors in the funds below of the following preliminary unaudited fund return estimates as of the close of business of
July 31, 2007:
• The Global Multi-Strategy Fund LLC and Global Multi-Strategy Fund Ltd. were up 6.80%
and 6.68%, respectively, on a year-to-date basis.
• The Event Fund LLC and Event Fund Ltd. were up 3.58% and 2.99%, respectively, on a year-to-date basis.
Asset Management Segment: Deephaven Fund Performance
The above information does not constitute an offer or solicitation.

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

KCG: Revenue Diversification Accomplishment
9%
3%
19%
68%
Commissions and fees Net trading revenue
Asset management fees Interest, net
Investment income and other
2002
YTD 6/30/07
2%
4%
20%
26%
48%
Commissions and fees Net trading revenue
Asset management fees Interest, net
Investment income and other

• Global Markets
– Broker-dealer strong performance contribution continues following 2005 restructuring, successful order flow profitability analysis and expanded use of algorithms
– Institutional growth driven by voice relationship team, expanded electronic products offering and cross-selling
– Increased order flow from alternative liquidity providers
– New revenue sources from asset class diversification in electronic products
• Asset Management
– Ongoing fund diversification
– Long-term contracts secured with Deephaven management
– Expanded operations in London and Hong Kong
• Corporate
– Sale of minority equity stake in Direct Edge ECN to Citadel
– Pending sale of minority equity stake in Direct Edge ECN to Goldman Sachs
KCG: Recent Accomplishments

• Consolidated YTD pre-tax margins of 21% as of June 30, 2007
• Balance sheet as of June 30, 2007:
– $126 million in cash
– Over $300 million in available capital
– Stockholder’s equity of $965 million
– Debt-free balance sheet
– Book value per share of $9.41
• Stock repurchase program as of August 9, 2007
– Repurchased 50.8 million shares for $511 million since inception
– $489 million remaining under the current program
• Acquisitions
– Five deals totaling just over $200 million since 2002
– Diversified into new asset classes
KCG: Strong Financial Condition

• Diversify and expand Global Markets offering
• Leverage automation efforts
• Increase cross-selling
• Grow assets under management
• Pursue strategic acquisitions
• Continue stock repurchase program
KCG: 2007 Key Initiatives

Knight™
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Knight™

► THE SCIENCE OF TRADING

► THE STANDARD OF TRUST

18 Q&A Session

Appendix * * * *

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Reconciliation of GAAP Income to Non-GAAP Operating Income
$            265 $            31 $             75 $          159 Pre-Tax Operating Income
9 - - 9 Writedown of assets and lease loss accrual
$            257 $            31 $             75 $          150
Income from continuing operations before income
taxes
Consolidated Corporate
Asset
Management
Global
Markets 2006
$              93 $              1 $             25 $            67 Pre-Tax Operating Income
(2) - - (2) Writedown of assets and lease loss accrual
$              95 $              1 $             25 $            69
Income from continuing operations before income
taxes
Consolidated Corporate
Asset
Management
Global
Markets 6 Months ending June 30, 2007

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Reconciliation of GAAP Income to Non-GAAP Operating Income
$              83 $           (17) $             30 $            70 Pre-Tax Operating Income (Loss)
79 - - 79 Regulatory charges and related matters
4 4 Writedown of assets and lease loss accrual
$               (0) $           (17) $             30 $           (13)
(Loss) income from continuing operations before
income taxes
Consolidated Corporate
Asset
Management
Global
Markets 2004
$            121 $            49 $             27 $            45 Pre-Tax Operating Income
6 - 6 - Regulatory charges and related matters
10 - - 10 Writedown of assets and lease loss accrual
$            105 $            49 $             21 $            35
Income from continuing operations before income
taxes
Consolidated Corporate
Asset
Management
Global
Markets 2005

Knight
► THE SCIENCE OF TRADING
► THE STANDARD OF TRUST

Reconciliation of GAAP Income to Non-GAAP Operating Income
$             (17) $           (27) $             16 $            (7) Pre-Tax Operating Income (Loss)
47 3 - 44 Writedown of assets and lease loss accrual
$             (64) $           (29) $             16 $           (50)
Income (loss) from continuing operations before
income taxes
Consolidated Corporate
Asset
Management
Global
Markets 2002
$            100 $             (1) $             30 $            72 Pre-Tax Operating Income (Loss)
17 - - 17 Writedown of assets and lease loss accrual
$              84 $             (1) $             30 $            55
Income (loss) from continuing operations before
income taxes
Consolidated Corporate
Asset
Management
Global
Markets 2003